SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

         Date of Report (Date of earliest event reported): June 2, 2006

                                   ICOA, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                   0-32513                   87-0403239
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

             111 Airport Road, Warwick, Rhode Island            02889
             (Address of principal executive offices)         (Zip code)

                        (401) 352-2300
      Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 - REGULATION FD DISCLOSURE

On June 2, 2006, ICOA, Inc., a Nevada Corporation (the "Company") reached an agreement with Cornell Capital Partners, LP ("Cornell"), whereby Cornell agreed to extend the deadlines set forth in that certain Redemption Agreement executed by and between the Company and Cornell on April 27, 2006 (the "Agreement"), so that the Company has been granted an additional sixty (60) calendar days with which to fulfill the obligations set forth in the Agreement. During this sixty day period, Cornell may effect conversion under existing convertible debentures, which remain in full force and effect.

The terms of the Agreement can be viewed on the Form 8-K filed by the Company on April 28, 2006.

ITEM 8.01 - OTHER EVENTS

Please see the disclosure set forth under "Item 7.01 Regulation FD Disclosure," which is incorporated into this Item 8.01 by this reference.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date:    June 5, 2006                          By:      /s/ Rick Schiffmann
                                                        ------------------------
                                               Name:    Rick Schiffmann
                                               Its:     Chief Executive Officer